UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 8, 2005

BRE Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14306	94-1722214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Montgomery Street, 36th Floor

San Francisco, CA 94104-4809

(Address of principal executive offices, including zip code)

(415) 445-6530

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 8, 2005 we will present materials at the Smith Barney 2005 REIT CEO Conference. A copy of the materials are attached hereto as Exhibit 99.1 and incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

99.1	Material to be presented by BRE Properties, Inc. on March 8, 2005 at the Smith Barney 2005 REIT CEO Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ EDWARD F. LANGE JR.
EDWARD F. LANGE JR.
Executive Vice President, Chief
Financial Officer and Secretary

Date: March 8, 2005